UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   October 1, 2003


                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-11900                 75-2422983
 ----------------------------    ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


         8200 Springwood Drive, Suite 230, Irving, TX        75063
         --------------------------------------------      ----------
           (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code   (972) 444-8280


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

In exchange for an aggregate of $400,000 cash investment, Integrated Security Systems, Inc. issued a promissory note to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth Investment Trust PLC on October 1, 2003. Each of the two promissory notes is in the original principal amount of $200,000 and has an annual interest rate of 7%. The promissory notes, plus interest, are due on April 1, 2004. Interest is payable in monthly installments on the first day of each month. The promissory notes are attached as exhibits to this Current Report on Form 8-K.

As a part of this transaction, on October 1, 2003, Integrated Security Systems, Inc. issued a stock purchase warrant to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth Investment Trust PLC. Each of the two stock purchase warrants entitles the Renaissance entities to purchase from the Company 250,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.40 per share. The stock purchase warrants are attached as exhibits to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     4.1 Promissory Note, dated October 1, 2003, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $200,000.

     4.2 Promissory Note, dated October 1, 2003, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $200,000.

     4.3 Stock Purchase Warrant, dated October 1, 2003, issued to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

     4.4 Stock Purchase Warrant, dated October 1, 2003, issued to Frost National Bank FBO Renaissance US Growth Investment Trust PLC.




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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Integrated Security Systems, Inc.
                                            (Registrant)



 October 3, 2003                            /s/ C. A. RUNDELL, JR.
 ---------------                            -----------------------------------
 (Date)                                     C. A. Rundell, Jr.
                                            Director, Chairman of the Board and
                                            Chief Executive Officer (Principal
                                            Executive and Financial Officer)








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                                  Exhibit Index

 Exhibit
 Number         Description
 ---------      ----------------------------------------------------------------

 4.1 Promissory Note, dated October 1, 2003, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $200,000.

 4.2 Promissory Note, dated October 1, 2003, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $200,000.

 4.3 Stock Purchase Warrant, dated October 1, 2003, issued to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

 4.4 Stock Purchase Warrant, dated October 1, 2003, issued to Frost National Bank FBO Renaissance US Growth Investment Trust PLC.




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